LifeVantage Extends Stock Repurchase Program Salt Lake City, UT, June 13, 2023, (GLOBE NEWSWIRE) -- LifeVantage Corporation (Nasdaq:LFVN) a leading health and wellness company with products designed to activate optimal health processes, today announced that the Company’s Board of Directors has approved an extension to the previously authorized stock repurchase program extending it until December 31, 2026. Additionally, the Company announced that it has authorized a pre- arranged stock trading plan for the purpose of repurchasing a limited number of shares of the Company’s common stock in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934. “The extension of our stock repurchase program reflects a high degree of confidence in the trajectory of our business as we continue executing against the core priorities that underpin our LV360 strategic transformation,” said Steve Fife, President and Chief Executive Officer of LifeVantage. “We have a strong balance sheet and remain committed to enhancing shareholder value through a balanced approach to capital allocation encompassing investments in growth initiatives, quarterly dividend payments and share repurchases.” About LifeVantage Corporation LifeVantage Corporation (Nasdaq: LFVN), the activation company, is a pioneer in nutrigenomics, the study of how nutrition and naturally occurring compounds affect human genes to support good health. The Company engages in the identification, research, development, formulation and sale of advanced nutrigenomic activators, dietary supplements, nootropics, pre- and pro-biotics, weight management, skin and hair care, bath & body, and targeted relief products. The Company’s line of scientifically-validated dietary supplements includes its flagship Protandim® family of products, LifeVantage® Omega+, ProBio, IC Bright®, Daily Wellness, Rise AM, Reset PM, and D3+ dietary supplements, the TrueScience® line of skin, hair, bath & body, and targeted relief products. The Company also markets and sells Petandim®, its companion pet supplement formulated to combat oxidative stress in dogs, Axio® its nootropic energy drink mixes, and PhysIQ, its smart weight management system. LifeVantage was founded in 2003 and is headquartered in Lehi, Utah. For more information, visit www.lifevantage.com. Cautionary Note Regarding Forward Looking Statements This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believe," "will," "hopes," "intends," "estimates," "expects," "projects," "plans," "anticipates," "look forward to," "goal," “may be,” and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The declaration and/or payment of a dividend during any quarter provides no assurance as to future dividends, and the timing and amount of future dividends, if any, could vary significantly in comparison both to past dividends and to current expectations. Examples of forward-looking statements include, but are not limited to, statements we make regarding executing against and the benefits of our key initiatives, future growth, including geographic and product expansion, the impact of COVID-19 on our business, expected financial performance, and expected dividend payments in future quarters. Such forward-looking statements are not guarantees of performance and the Company's actual results could differ materially from those contained in such statements. These forward- looking statements are based on the Company's current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, further deterioration to the global economic and operating environments as a result of future COVID-19 developments, as well as those discussed in greater detail in the Company's Annual

Report on Form 10-K and the Company's Quarterly Report on Form 10-Q under the caption "Risk Factors," and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law. Investor Relations Contacts: Reed Anderson, ICR (646) 277-1260 reed.anderson@icrinc.com